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                                  EXHIBIT 23.1

                        CONSENT OF CHARTERED ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1999 relating to the financial statements, which appear in Imax Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.



                                                /s/ PricewaterhouseCoopers LLP
                                                     Chartered Accountants
Toronto, Ontario, Canada
February 18, 2000